                                 Schedule 14A
                                (Rule 14A-101)
                    Information Required In Proxy Statement
                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_]  Preliminary Proxy St[a_t]emeCnotnfidential,for Use of the Commission Only
                                          (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                       First Citizens Bancorporation of
                             South Carolina, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

[X]  Nofee required.
[_]  Feecomputed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:
   -----------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:
   -----------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   -----------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:
   -----------------------------------------------------------------------------
    5) Total Fee Paid:
   -----------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.


[_]  Checkbox if any part of the fee is offset as provided by Exchange Act Rule
          0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
   -----------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:
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    3) Filing Party:
   -----------------------------------------------------------------------------
    4) Date Filed:
   -----------------------------------------------------------------------------

                         First Citizens Bancorporation
                            of South Carolina, Inc.
                               1230 Main Street
                        Columbia, South Carolina 29202


             -----------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

             -----------------------------------------------------


   The Annual Meeting of Shareholders of First Citizens Bancorporation of South Carolina, Inc. will be held at 2:30 p.m. on Wednesday, April 24, 2002, in the Board Room on the third floor of the First Citizens Banking Center located at 1314 Park Street, Columbia, South Carolina.

   The purposes of the meeting are:

   (1) Election of Directors: To elect 18 directors for terms of one year or until their respective successors are duly elected and qualified; and

   (2) Other Business: To transact any other business properly presented for action at the Annual Meeting.

   You are invited to attend the Annual Meeting in person. However, even if you plan to attend, we ask that you complete, sign and date the enclosed appointment of proxy and return it to us as soon as you can in the accompanying envelope. Doing that will help us ensure that your shares are represented and that a quorum is present at the Annual Meeting. Even if you sign an appointment of proxy, you may still revoke it later or attend the Annual Meeting and vote in person.

                                          By Order of the Board of Directors
                                          /s/ E.W. Wells
                                          E. W. Wells
                                          Secretary

March 25, 2002

                         First Citizens Bancorporation
                            of South Carolina, Inc.
                               1230 Main Street
                        Columbia, South Carolina 29202

                        -------------------------------

                                PROXY STATEMENT

                        -------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

General

   This Proxy Statement is being furnished to our shareholders in connection with our solicitation of appointments of proxy in the enclosed form for use at the Annual Meeting of our shareholders (the "Annual Meeting") and at any adjournments of the meeting. The Annual Meeting will be held in the Board Room on the third floor of the First Citizens Banking Center located at 1314 Park Street, Columbia, South Carolina, at 2:30 p.m. on Wednesday, April 24, 2002. This Proxy Statement is being mailed to our shareholders on or about March 25, 2002.

   In this Proxy Statement, the term "you" or similar terms refer to the shareholder receiving it. The terms "we," "us," "our" and similar terms refer to First Citizens Bancorporation of South Carolina, Inc. "FCBank" and "Exchange Bank" refer to our bank subsidiaries, First-Citizens Bank and Trust Company of South Carolina and The Exchange Bank of South Carolina, Inc., and the "Banks" refer to them collectively.

Appointment and Voting of Proxies

   A form of "appointment of proxy" is included with this Proxy Statement that names Jim B. Apple, Peter M. Bristow, and E. W. Wells (the "Proxies") to act as proxies and vote your shares at the Annual Meeting. We ask that you sign and date an appointment of proxy and return it to us in the enclosed envelope so that your shares will be represented at the Annual Meeting.

   If you correctly execute an appointment of proxy and return it to us before the Annual Meeting, then shares of our voting securities that you hold of record will be voted by the Proxies according to your instructions. If you sign and return an appointment of proxy but do not give any voting instructions, then your shares will be voted by the Proxies "FOR" the election of each of the 18 nominees named in Proposal 1 below. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unable or unwilling to serve as a director for any reason, the Proxies will have the discretion to vote for a substitute nominee named by our Board of Directors. We are not aware of any other business that will be brought before the Annual Meeting but, if any other matter is properly presented for action by our shareholders, the Proxies will be authorized to vote your shares according to their best judgment.

   We will pay all costs of soliciting appointments of proxy for the Annual Meeting, including costs of preparing and mailing this Proxy Statement. In addition to solicitation by mail, the Banks' and our officers, directors and employees may solicit appointments of proxy, personally or by telephone, without additional compensation.

Revocation of Appointment of Proxy

   If you execute an appointment of proxy, you can revoke it at any time before the voting takes place at the Annual Meeting by filing with our Secretary either a written instrument revoking it or an executed appointment of proxy dated as of a later date, or by attending the Annual Meeting and announcing your intention to vote in person.

Record Date

   Our Board of Directors has set the close of business on March 8, 2002, as the record date (the "Record Date") for determining which shareholders are entitled to receive notice of and to vote at the Annual Meeting. You must have been a record holder of our voting securities on the Record Date in order to be eligible to vote at the Annual Meeting.

Voting Securities

   On the Record Date, our voting securities consisted of (i) 884,291 outstanding shares of $5 par value common stock ("Common Stock"), (ii) 51,013 outstanding shares of $50 par value preferred stock ("$50 Par Preferred," which includes 7,838 shares of Series A, 11,810 shares of Series B, and 31,365 shares of Series F, preferred stock), (iii) 6,021 outstanding shares of $20 par value Series C preferred stock ("$20 Par Preferred"), and (iv) 8,113 outstanding shares of no par value Series G preferred stock ("No Par Preferred"). Under South Carolina law, our Common Stock, $50 Par Preferred, $20 Par Preferred and No Par Preferred are considered to be separate classes of stock. However, unless class voting is required by law, each outstanding share of our voting securities is entitled to one vote, without distinction as to class or series, on each director to be elected and on each other matter submitted for voting. Class voting rights will not apply in the election of directors at the Annual Meeting.

Voting Procedures; Votes Required for Approval

   In the election of directors, the 18 nominees receiving the highest numbers of votes will be elected. As long as a quorum is present, abstentions and broker non-votes will have no effect in the voting at the Annual Meeting.

   In the election of directors, shareholders may cumulate their votes by multiplying the number of shares they are entitled to vote by the number of directors to be elected and then casting that total number of votes for any one nominee or distributing the total number among two or more nominees. A shareholder who intends to cumulate his votes must either (i) give written notice of that intention, not less than 48 hours before the time fixed for the Annual Meeting, to one of our officers (who must announce that intention in the Annual Meeting), or (ii) announce that intention in the Annual Meeting before the voting for directors begins. Upon the announcement that any shareholder intends to vote cumulatively, all shareholders will be entitled to cumulate their votes. The form of appointment of proxy that accompanies this Proxy Statement authorizes the Proxies, at their discretion, to distribute their votes equally or unequally among the nominees named in Proposal 1 (or their substitutes) and in a manner that would tend to elect the greatest number of them as the number of votes entitled to be cast by the Proxies would permit.

Beneficial Ownership of Securities

   Principal Shareholders. The following table describes the beneficial ownership of our voting securities as of the Record Date by persons known to us to own, beneficially or of record, 5% or more of a class of our voting securities.

                                     Amount and
                                     Nature of
                Name and Address     Beneficial   Percentage of Percentage of
 Title of Class of Beneficial Owner  Ownership(1) Class(2)      Total Votes(2)
 -------------- -------------------- ------------ ------------- --------------
  Common Stock  Hope Holding Connell    56,059(3)      6.34%         5.90%
                Raleigh, NC
                Frank B. Holding       357,060(4)     40.38%        37.61%
                Smithfield, NC
                Lewis R. Holding       191,269(5)     21.63%        20.15%
                Lyford Cay, Bahamas
                North State Trustees    53,886(6)      6.09%         5.68%
                Charlotte, NC

                                      Amount and
                                      Nature of
                  Name and Address    Beneficial   Percentage of Percentage of
Title of Class    of Beneficial Owner Ownership(1) Class(2)      Total Votes(2)
----------------- ------------------- ------------ ------------- --------------
$50 Par Preferred Pearl S. Arant         3,504          6.87%         .37%
                  Pageland, SC
                  Gladys W. Griggs       4,530          8.88%         .48%
                  Pageland, SC
                  Frank B. Holding       3,556(4)       6.97%         .37%
                  Smithfield, NC
                  E. W. Wells            3,600          7.06%         .38%
                  Columbia, SC
$20 Par Preferred Peter M. Bristow         448(7)       7.44%         .05%
                  Columbia, SC
                  Carolina Bonded          462          7.67%         .05%
                  Storage Co.
                  Columbia, SC
                  William B. Jennings      311          5.17%         .03%
                  Cayce, SC
                  Frank B. Holding       2,268(4)      37.67%         .24%
                  Smithfield, NC
                  E. W. Wells              583          9.68%         .06%
                  Columbia, SC
No Par Preferred  Peter M. Bristow       1,257(7)      15.49%         .13%
                  Columbia, SC
                  Frank B. Holding       6,107(4)      75.27%         .64%
                  Smithfield, NC

--------
(1) Except as otherwise noted, and to the best of our knowledge each named individual exercises sole voting and investment power with respect to all listed shares.
(2) "Percentage of class" reflects the listed shares as a percentage of the total number of outstanding shares of that class of stock. "Percentage of total votes" reflects the votes represented by the listed shares as a percentage of the aggregate votes represented by all outstanding shares of our voting securities.
(3) Includes an aggregate of 4,482 shares of Common Stock held by Ms. Connell's spouse or by them as custodian for their children and with respect to which shares she disclaims beneficial ownership, and 35,000 shares held by a corporation which she may be deemed to control and with respect to which shares she may be deemed to exercise shared voting and investment power. Of the listed shares, 21,059 shares of Common Stock are included in the shares shown as beneficially owned by Frank B. Holding, and 35,000 shares of Common Stock also are included in the shares shown as beneficially owned by Lewis R. Holding.
(4) Includes an aggregate of 56,125 shares of Common Stock held by certain corporations and other entities which Mr. F. Holding may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power, and an aggregate of 150,088 shares of Common Stock, 3,556 shares of $50 Par Preferred, 2,268 shares of $20 Par Preferred and 6,107 shares of No Par Preferred held by or in trust for Mr. Holding's spouse, adult children and their spouses, and with respect to which shares he disclaims beneficial ownership. Of the listed shares, 46,980 shares of Common Stock also are included in the shares shown as beneficially owned by Lewis R. Holding, and 448 shares of $20 Par Preferred and 1,257 shares of No Par Preferred also are included in the shares shown as beneficially owned by Peter M. Bristow.
(5) Includes 81,980 shares of Common Stock held by certain corporations and other entities which Mr. L. Holding may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power, and an aggregate of 11,286 shares of Common Stock held by or in trust for Mr. Holding's spouse and adult daughter and with respect to which shares he disclaims beneficial ownership. Of the listed shares, 46,980 shares also are included in the shares shown as beneficially owned by Mr. F. Holding, and 2,341 shares also are included in the shares shown as beneficially owned by North State Trustees.
(6) Consists of shares held by two irrevocable grantor trusts (the "1976 Trust" and the "1990 Trust") with respect to which Carmen Holding Ames currently is the sole beneficiary. Ms. Ames has sole power to direct the voting, and shared power (with the six trustees) to direct the disposition, of the 2,341 shares held by the 1976 Trust. The written agreement pertaining to the 1990 Trust provides that, in connection with their voting of the 51,545 shares held by that trust, the trustees will consult with the then current beneficiaries who are at least 40 years of age, but that the trustees will not be bound by the voting preference of any such beneficiary.
(7) Includes 448 shares of $20 Par Preferred and 200 shares of No Par Preferred held by Mr. Bristow's spouse and with respect to which shares he disclaims beneficial ownership. All listed shares also are shown as beneficially owned by Mr. F. Holding.

   Management. The following table reflects the beneficial ownership of all classes of our equity securities as of the Record Date by our current directors, nominees for election as directors, and certain named executive officers, individually, and by all of our current directors and executive officers as a group.

                  Name of                          Amount and Nature of    Percentage of Percentage of
Title of Class    Beneficial Owner                 Beneficial Ownership(1) Class(2)      Total Votes(2)
----------------- -------------------------------- ----------------------- ------------- --------------
Common Stock      Carmen Holding Ames                        2,441(3)            .28%          .26%
                  Jim B. Apple                               8,504(4)            .96%          .90%
                  David G. Barnett                             -0-                 *             *
                  Richard W. Blackmon                          110               .01%          .01%
                  Peter M. Bristow                          22,550(5)           2.55%         2.38%
                  George H. Broadrick                          118               .01%          .01%
                  Jay C. Case                                  -0-                 *             *
                  Walter C. Cottingham DVM                   1,435(6)            .16%          .15%
                  David E. Dukes                               100               .01%          .01%
                  William E. Hancock III                     3,820(7)            .43%          .40%
                  Robert B. Haynes                          34,188(8)           3.87%         3.60%
                  Wycliffe E. Haynes                        34,293(9)           3.88%         3.61%
                  Lewis M. Henderson                             5                 *             *
                  Frank B. Holding                         357,060(10)         40.38%        37.61%
                  Charles S. McLaurin III                      114               .01%          .01%
                  N. Welch Morrisette, Jr.                     118               .01%          .01%
                  E. Perry Palmer                              800               .09%          .08%
                  William E. Sellars                        34,248(11)          3.87%         3.61%
                  Henry F. Sherrill                          2,196               .25%          .23%
                  All directors and executive
                  officers as a group (27 persons)         404,504             45.74%        42.60%
$50 Par Preferred Peter M. Bristow                             637(5)           1.25%          .07%
                  Frank B. Holding                           3,556(10)          6.97%          .37%
                  Dan H. Jordan                                367               .72%          .04%
                  All directors and executive
                  officers as a group (27 persons)           7,523             14.75%          .79%
$20 Par Preferred Peter M. Bristow                             448(5)           7.44%          .05%
                  Frank B. Holding                           2,268(10)         37.67%          .24%
                  All directors and executive
                  officers as a group (27 persons)           2,851             47.35%          .30%
No Par Preferred  Peter M. Bristow                           1,257(5)          15.49%          .13%
                  Frank B. Holding                           6,107(10)         75.27%          .64%
                  All directors and executive
                  officers as a group (27 persons)           6,288             77.51%          .66%

                          Name of                          Amount and Nature of    Percentage of Percentage of
Title of Class            Beneficial Owner                 Beneficial Ownership(1) Class(2)      Total Votes(2)
------------------------- -------------------------------- ----------------------- ------------- --------------
Non-Voting Common (12)    Frank B. Holding                         18,806(10)          51.65%          --
                          All directors and executive
                          officers as a group (27 persons)         18,806              51.65%          --
Non-Voting Preferred (12) Peter M. Bristow                            254(5)           51.00%          --
                          Frank B. Holding                            378(10)          75.90%          --
                          All directors and executive
                          officers as a group (27 persons)            378              75.90%          --

--------
 (1) Except as otherwise noted, and to the best of our knowledge, each individual named and included in the group exercise sole voting and investment power with respect to all listed shares.
 (2) "Percentage of class" reflects the listed shares as a percentage of the total number of outstanding shares of that class of stock. "Percentage of total votes" reflects the votes represented by the listed shares as a percentage of the aggregate votes represented by all outstanding shares of our voting securities. An asterisk indicates less than .01%.
 (3) Consists of shares held by an irrevocable grantor trust (the "1976 Trust") with respect to which Carmen Holding Ames currently is the sole beneficiary. Ms. Ames has sole power to direct the voting, and shared power (with six trustees) to direct the disposition, of the 2,341 shares held by the 1976 Trust.
 (4) Includes 8,076 shares held by our Pension Plan and with respect to which shares Mr. Apple may be deemed to exercise shared voting and investment power. These shares also are shown as beneficially owned by Mr. Holding.
 (5) Includes an aggregate of 19,511 shares of Common Stock, 383 shares of $50 Par Preferred, 448 shares of $20 Par Preferred, 200 shares of No Par Preferred and 104 shares of Non-Voting Preferred held by, or in trust for the benefit of, Mr. Bristow's spouse, and with respect to shares he disclaims beneficial ownership. All listed shares also are shown as beneficially owned by Mr. F. Holding.
 (6) Includes 12 shares held by Dr. Cottingham jointly with his spouse and with respect to which he exercises shared voting and investment power.
 (7) Includes an aggregate of 2,836 shares held by two entities which Mr. Hancock may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power.
 (8) Includes 34,048 shares held by an entity which Mr. R. Haynes may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power. These shares also are shown as beneficially owned by Mr. W. Haynes and Mr. Sellars.
 (9) Includes 34,048 shares held by an entity which Mr. W. Haynes may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power. These shares also are shown as beneficially owned by Mr. R. Haynes and Mr. Sellars. Also includes 109 shares held by Mr. W. Haynes' spouse and with respect to which shares he disclaims beneficial ownership.
(10) Includes an aggregate of 48,049 shares of Common Stock and 18,806 shares of Non-Voting Common held by certain corporations and other entities which Mr. F. Holding may be deemed to control, and 8,076 shares of Common Stock held by our Pension Plan, and with respect to which shares he may be deemed to exercise shared voting and investment power, and an aggregate of 150,088 shares of Common Stock, 3,556 shares of $50 Par Preferred, 2,268 shares of $20 Par Preferred, 6,107 shares of No Par Preferred, and 378 shares of Non-Voting Preferred held by or in trust for Mr. Holding's spouse, adult children and their spouses, and with respect to which shares he disclaims beneficial ownership. Of the listed shares, 22,550 shares of Common Stock, 637 shares of $50 Par Preferred, 448 shares of $20 Par Preferred, 1,257 shares of No Par Preferred, and 254 shares of Non-Voting Preferred also are included in the shares shown as beneficially owned by Mr. Bristow, and 8,076 shares of Common Stock also are shown as beneficially owned by Mr. Apple.
(11) Includes 34,048 shares held by an entity which Mr. Sellars may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power. These shares also are shown as beneficially owned by Mr. R. Haynes and Mr. W. Haynes.
(12) Except as required by law, holders of our Non-Voting Common and Non-Voting Preferred have no right to vote unless dividends are in arrears on that stock, in which case the holders may cast one vote per share in the election of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

   Our directors and executive officers are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of our equity securities. Based on our review of copies of those reports, our proxy statement each year is required to disclose failures to report shares beneficially owned or changes in beneficial ownership, and failures to timely file required reports, during the previous year. During 2001, the initial report of beneficial ownership required to be filed by William A. Loadholdt following his appointment as an executive officer was inadvertently filed after its due date.

                        PROPOSAL 1: ELECTION OF DIRECTORS

   Our Bylaws provide that our Board of Directors will consist of not less than seven nor more than 28 members and authorize our Board of Directors or shareholders to set and change the actual number of our directors from time to time within those limits. Our directors are elected each year at the Annual Meeting for terms of one year or until their respective successors have been duly elected and qualified.

   Our Board has set the number of directors at 18 for the period following the Annual Meeting and has nominated the persons named below for election as directors at the Annual Meeting.

                            Positions with                   First
Name and Age                FCBank and us(1)                 Elected(2) Principal Occupation and Business Experience
--------------------------- -------------------------------- ---------- -----------------------------------------------------
Carmen Holding Ames (3) (4) Director                            1992    Former assistant, Susan B. Bozeman Designs, Inc.
     33                                                                 (residential interior design); former office manager,
                                                                        former showroom salesperson, Scalamandre, Inc.
                                                                        (decorative fabrics manufacturer)

Jim B. Apple                Our Chairman, President, and        1993    Our and FCBank's executive officer
     49                     Chief Executive Officer;
                            FCBank's Chairman and Chief
                            Executive Officer

Richard W. Blackmon         Director                            1970    Owner, Richard Blackmon Construction Co.
     87                                                                 (construction and land development)

Peter M. Bristow (3)        Our Executive Vice President and    1999    Our and FCBank's executive officer
     35                     Chief Operating Officer;
                            FCBank's President and
                            Chief Operating Officer

George H. Broadrick (4)     Director                            1972    Retired President, First Citizens BancShares, Inc.
     79                                                                 and First-Citizens Bank & Trust Company, Raleigh,
                                                                        NC

Walter C. Cottingham, DVM   Director                            1999    Veterinarian; owner, Cottingham Veterinary
     69                                                                 Hospital

David E. Dukes              Director                            2001    Attorney; managing partner, Nelson Mullins Riley
     43                                                                 & Scarborough, L.L.P. (law firm)

William E. Hancock III      Director                            1976    President, Hancock Buick/BMW Company (auto
     55                                                                 dealer)

Robert B. Haynes (5)        Director                            1972    Chairman and Vice President, C. W. Haynes and
     56                                                                 Company, Inc. (mortgage banking and real estate)

Wycliffe E. Haynes (5)      Director                            1972    Vice President and Treasurer, C. W. Haynes and
     58                                                                 Company, Inc. (mortgage banking and real estate)

                         Positions with      First
Name and Age             FCBank and us(1)    Elected(2) Principal Occupation and Business Experience
------------------------ ------------------- ---------- ---------------------------------------------------

Lewis M. Henderson       Director               1996    Senior member, Henderson & Associates (certified
     48                                                 public accountants) since 1999; previously, partner
                                                        with Tourville, Simpson & Henderson (certified
                                                        public accountants)

Frank B. Holding (3) (4) Vice Chairman          1970    Executive Vice Chairman, First Citizens
     73                                                 BancShares, Inc. and First-Citizens Bank & Trust
                                                        Company, Raleigh, NC

Dan H. Jordan            Director               1970    Retired farmer and businessman
     78

Charles S. McLaurin III  Executive Vice         2001    Executive officer of FCBank
     63                  President of FCBank

N. Welch Morrisette, Jr. Director               1970    Retired attorney
     80

E. Perry Palmer          Director               1993    Owner, E. P. Palmer Corporation (funeral service)
     66

William E. Sellars       Director               1970    President, C. W. Haynes and Company, Inc.
     77                                                 (mortgage banking and real estate)

Henry F. Sherrill        Director               1970    Attorney; senior partner, Sherrill and Roof, LLP
     79                                                 (law firm)

--------
(1) Each of our directors also serves as a director of FCBank, and Mr. Apple, Mr. Cottingham and Mr. McLaurin also serve as directors of Exchange Bank.
(2) "First Elected" refers to the year in which each individual first became one of our directors or, if prior to our organization in 1982, a director of FCBank.
(3) Mr. Holding is Ms. Ames' uncle and Mr. Bristow's father-in-law.
(4) Certain of our directors also serve as directors of other publicly held companies. Ms. Ames, Mr. Broadrick and Mr. Holding serve as directors of First Citizens BancShares, Inc., Raleigh, NC, and Mr. Holding also serves as a director of Southern BancShares (N.C.), Inc., Mount Olive, NC.
(5) Mr. R. Haynes and Mr. W. Haynes are brothers.

   Our Board of Directors recommends that you vote "FOR" each of the 18 nominees named above. The 18 nominees receiving the highest numbers of votes will be elected.

Director Fees

   Our directors (with the exception of Mr. Holding, Mr. Sellars, and directors who also serve as executive officers) receive $1,000 for attendance at each meeting of our Board of Directors and $500 for attendance at each meeting of the Audit Committee and certain other committees not held in conjunctin with a meeting of our Board. Directors (other than those referenced above) also receive fees for their service as directors of FCBank or Exchange Bank. FCBank's directors receive $350 per meeting of its Board, and $500 for attendance at each meeting of the Executive and Trust Committees and certain other committees not held in conjunction with a meeting of that Board. Directors of Exchange Bank receive $550 per quarter for their service as directors and $550 for attendance at each meeting of that Board's Executive Committee.

Meetings and Committees of the Boards of Directors

   Our Board of Directors met four times during 2001. With the exception of E. Perry Palmer, whose absences were the result of prior business commitments, all directors attended at least 75% of the aggregate number of meetings of our Board of Directors and the committees on which they served.

   The Board of Directors has several standing committees, including an Audit Committee which is further described below. Our Board does not have standing compensation or nominating committees or any other committees performing equivalent functions. However, as further described below, the Boards of Directors of FCBank and Exchange Bank have Compensation Committees.

Audit Committee

   Function. The Audit Committee acts under a written charter approved by our Board of Directors. It oversees FCBank's and Exchange Bank's internal audit programs and, subject to approval of our Board of Directors, engages an independent accounting firm to conduct an annual audit of our consolidated financial statements. The Committee receives reports from, and reviews non-audit services proposed by management to be provided by, our independent accountants, and it receives and reviews reports of examinations of FCBank, Exchange Bank and us by banking regulators. The Audit Committee met six times during 2001.

   Members. The current members of the Audit Committee are Lewis M. Henderson -- Chairman, George H. Broadrick, and David E. Dukes. Each member of the Committee is "independent," as that term is defined by the listing standards of The Nasdaq Stock Market.

   Audit Committee Report. The Audit Committee has (i) reviewed our audited consolidated financial statements for 2001 and discussed them with management,
(ii) discussed with our independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (iii) received written disclosures and a letter from our independent accountants required by Independence Standards Board Standard No. 1, and (iv) discussed the independence of our accountants with the accountants. Based on the above reviews and discussions, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our 2001 Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

   Our management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Committee's duty or its responsibility to conduct auditing or accounting reviews or procedures. Committee members are not our employees and are not, and they do not represent themselves to be or to serve as, our accountants or auditors. Therefore, the Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of our independent accountants included in their report on our financial statements. The Committee's oversight does not provide it with an independent basis to guarantee that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions with management and the independent accountants do not guarantee that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, or that our independent accountants are in fact "independent."

                              The Audit Committee:
       George H. Broadrick      David E. Dukes       Lewis M. Henderson

Compensation Committee

   Function. Our executive officers are compensated by FCBank for their services as officers of FCBank, and they receive no salaries or other separate compensation from us. Therefore, while our Board of Directors does not have a compensation committee, FCBank's Board of Directors has a separate Compensation Committee. As further described below, that Committee makes recommendations to FCBank's Board regarding the salaries of its executive officers, including those officers who also serve as our executive officers, and with respect to such other compensation matters as it deems appropriate. During 2001, the Compensation Committee met twice.

   Members.  The current members of FCBank's Compensation Committee are George
H. Broadrick -- Chairman, William E. Sellars, and Henry F. Sherrill, who serve as members of both FCBank's and our Board of Directors.

   Compensation Committee Interlocks and Insider Participation. Mr. Broadrick also serves as a director of First Citizens BancShares, Inc., Raleigh, North Carolina ("BancShares"), and its bank subsidiary, First-Citizens Bank & Trust Company ("FCB/NC"). Prior to his retirement in 1987, he served as President of both BancShares and FCB/NC, and he currently serves as a consultant to FCB/NC. FCBank and Exchange Bank are parties to agreements with FCB/NC under which FCB/NC provides various services to them, including data and item processing, investment, accounting and management consulting services (including the services of Frank B. Holding as FCBank's and our Vice Chairman), and services as trustee for FCBank's Pension Plan and Section 401(k) plan. During 2001, the aggregate fees paid to FCB/NC for those services were approximately $10,870,000. Additional information regarding the services provided by FCB/NC are contained below under the caption "Transactions with Related Parties."

   Mr. Sellars is President of C. W. Haynes and Company, Inc. ("C. W. Haynes") and serves as a consultant to FCBank with respect to matters relating to real estate and mortgage lending. During 2001, FCBank paid $5,486 per month to C. W. Haynes as reimbursement for Mr. Sellars' services. Mr. Sellars himself does not receive any compensation from FCBank or us for his services as a director or consultant. That arrangement is expected to continue during 2002.

   Mr. Sherrill provided legal services to us and FCBank during 2001 as our general counsel, and he is expected to continue to provide those services during 2002. During 2001, we and FCBank paid an aggregate of $229,955 to Mr. Sherrill's law firm, Sherrill and Roof, LLP, for legal services.

   Compensation Committee Report on Executive Compensation. FCBank attempts to provide compensation at levels that will enable it to attract and retain qualified and motivated individuals as officers and employees. Currently, FCBank's executive compensation program includes only base salary and contributions to the individual accounts of all participating employees (including executive officers) under FCBank's Section 401(k) salary deferral plan. However, FCBank also provides retirement and other employee benefit and welfare plans customary for companies of its size, and from time to time it pays cash bonuses for special recognition purposes or under business incentive programs. The Compensation Committee administers FCBank's compensation program and has responsibility for matters involving the compensation of executive officers.

   For 2001, the Compensation Committee established a recommended salary for certain executive officers of FCBank (including our Chief Executive Officer) based on an evaluation of that officer's individual level of responsibility and performance. The Committee's recommendations were reported to and subject to the approval of FCBank's Board of Directors which made all final decisions regarding the salaries of executive officers. The performance of individual executive officers and FCBank's financial performance generally were considered by the Committee and the Board of Directors in connection with the setting of salaries for 2001. However, the setting of salaries is largely subjective and there are no specific formulae, objective criteria, or other such mechanisms by which adjustments to each executive officer's salary are tied empirically to individual performance or to FCBank's financial performance.

   Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of annual compensation in excess of $1,000,000 paid to certain executive officers of public corporations. As none of FCBank's or our executive officers receive annual compensation approaching that amount, FCBank's Board of Directors has not adopted a policy with respect to Section 162(m).

                           The Compensation Committee:
       George H. Broadrick     Henry F. Sherrill     William E. Sellars

Executive Officers

   The following table lists FCBank's and our current executive officers.

Name and Age                 Position and Previous Business Experience
---------------------------- ----------------------------------------------------------------------------------------
Jim B. Apple (49)            Our Chairman (since January 2002), President (since 1994), and Chief Executive Officer
                             (since 1998); FCBank's Chairman (since January 2002) and Chief Executive Officer
                             (since 1998); previously served as FCBank's President (1994-2002)

Frank B. Holding (73)        FCBank's and our Vice Chairman

Peter M. Bristow (35)        Our Executive Vice President and Chief Operating Officer (since January 2002);
                             FCBank's President and Chief Operating Officer (since January 2002); previously served as FCBank's Executive Vice President and Chief Operating Officer (1999-2001) and
                             Senior Vice President (1997-1999)

David G. Barnett (42)        Executive Vice President (since 1999) and Retail Division Executive (since 1998) of
                             FCBank; previously served as Senior Vice President (1996-1999)

Charles S. McLaurin III (63) Executive Vice President and Retail Division Executive of FCBank

Sharon W. Bryant (40)        Executive Vice President (since January 2002), Division Executive (since 2001), and
                             Trust and Investor Services Director (since 2000) of FCBank; previously served as Senior
                             Vice President (1999-2002) and Human Resources Director (1999-2000) of FCBank; prior to her employment with FCBank, served as Senior Vice President and Midland Area
                             Executive, First Union National Bank

Charles D. Cook (58)         Senior Vice President and Commercial Lending Director of FCBank

Craig L. Nix (30)            Our Executive Vice President, Chief Financial Officer (since 2001) and Treasurer;
                             FCBank's Executive Vice President and Controller (since 2001); previously served as
                             FCBank's and our Senior Vice President (1999-2001); prior to his employment with
                             FCBank, served as Audit Manager (1998-1999) and Senior Auditor (1993-1997),
                             PricewaterhouseCoopers LLP, and Audit Director of Financial Services (1997-1998),
                             Resource Bancshares Mortgage Group, Inc. (mortgage banking)

Edgar L. Prosser (48)        Senior Vice President and Consumer Lending Director of FCBank

Jay D. Weir (44)             FCBank's Audit Services Director (since January 2002); prior to his employment with
                             FCBank, served as Senior Vice President and Audit Director (1997-2001) and Vice
                             President and Audit Manager (1987-1997),Wachovia Bank

E. W. Wells (59)             FCBank's, Exchange Bank's, and our Secretary; Senior Vice President of FCBank

William A. Loadholdt (42)    FCBank's Executive Vice President and Chief Information Officer (since 2001); prior to his employment with FCBank, served as Senior Vice President and Deposit Services
                             Manager (1999-2001), Senior Vice President and Deposit Encoding Manager
                             (1996-1999), and Senior Vice President and Time Deposits Manager (1994-1996),
                             Wachovia Bank

Robert B. Frantz, Jr. (40)   FCBank's Executive Vice President and Division Executive (since January 2002);
                             previously served as FCBank's Senior Vice President and Division Executive
                             (2001-January 2002) and Senior Vice President and Director of E-Banking (2000-2001);
                             prior to his employment with FCBank, served as Area Vice President, First-Citizens Bank
                             & Trust Company, Raleigh, NC (1994-2000)

Executive Compensation

   The following table shows the cash and certain other compensation paid to or deferred by our Chief Executive Officer and certain other of FCBank's and our executive officers for the years indicated. Our officers are compensated by FCBank for their services as officers of FCBank, and they receive no separate salaries or other cash compensation from us.

                       SUMMARY COMPENSATION TABLE

                                                   Annual Compensation
                                            ---------------------------------
                                                              Other Annual    All Other
Name and Principal Position            Year Salary(1)  Bonus  Compensation(2) Compensation(3)
---------------------------            ---- --------- ------- --------------- ---------------
Jim B. Apple                           2001 $337,762  $   -0-      $-0-           $10,261
  Chairman and Chief Executive Officer 2000  302,187      -0-       -0-             8,666
                                       1999  271,594      -0-       -0-             7,985

Jay C. Case                            2001  227,345      -0-       -0-             8,394
  Executive Vice President             2000  221,730      -0-       -0-             8,171
                                       1999  202,586      -0-       -0-             7,687

Peter M. Bristow                       2001  202,108      -0-       -0-             8,191
  President and Chief Operating        2000  178,516      -0-       -0-             8,072
  Officer of FCBank                    1999  135,738      -0-       -0-             6,061

Charles S. McLaurin III                2001  195,300    1,130       -0-             8,200
  Executive Vice President of FCBank   2000  186,811    6,014       -0-             8,020
                                       1999  171,530      -0-       -0-             7,889

David G. Barnett                       2001  179,873   12,200       -0-             6,499
  Executive Vice President of FCBank   2000  165,331   19,503       -0-             5,945
                                       1999  131,052    9,927       -0-             5,261

--------
(1) Includes amounts of salary deferred at the election of each executive officer under FCBank's Section 401(k) and deferred compensation plans.
(2) In addition to compensation paid in cash, executive officers receive certain personal benefits. The value of those non-cash benefits received each year by each named executive officer did not exceed 10% of his cash compensation.
(3) For each named executive officer, the amounts listed for 2001 consist of FCBank's matching contributions on behalf of each named executive officer to FCBank's Section 401(k) plan, and portions of the interest accrued on other deferred compensation, respectively, as follows: Mr. Apple -- $7,903 and $2,358; Mr. Case -- $7,884 and $510; Mr. Bristow -- $7,926 and $265;
    Mr. McLaurin -- $7,935 and $265; and Mr. Barnett -- $5,278 and $1,221.

Pension Plan

   The following table shows, for various numbers of years of service and levels of compensation, the estimated benefits currently payable to a participant at normal retirement age under FCBank's qualified defined benefit pension plan (the "Pension Plan") based on federal tax laws in effect on January 1, 2002.

                                                  Years of Service
                           --------------------------------------------------------------
Final Average Compensation 10 Years 15 Years 20 Years 25 Years 30 Years 35 Years 40 Years
-------------------------- -------- -------- -------- -------- -------- -------- --------
           $100,000        $15,936  $23,904  $ 31,872 $ 39,840 $ 47,808 $ 55,776 $ 61,776
           125,000          20,561   30,842    41,122   51,403   61,683   71,964   79,464
           150,000          25,186   37,799    50,372   62,965   75,558   88,151   97,151
           175,000          29,811   44,717    59,622   74,528   89,433  104,339  114,839
           200,000          34,436   51,654    68,872   86,090  103,308  120,526  132,526
           225,000          39,061   58,592    78,122   97,653  117,183  136,714  150,214
           250,000          43,686   65,529    87,372  109,215  131,058  152,901  160,000
           275,000          48,311   72,467    96,622  120,778  140,993  160,000  160,000
           300,000          52,936   79,404   105,872  132,340  158,808  160,000  160,000
           350,000          62,186   93,279   124,372  155,465  160,000  160,000  160,000

   Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. These benefits will be actuarially increased or decreased if benefit payments begin after or before age 65. A participant's annual compensation covered by the Pension Plan includes base salary (including amounts deferred pursuant to FCBank's Section 401(k) plan). A participant's benefits under the Pension Plan are based on his or her "final average compensation," which is the participant's highest average covered compensation for any five consecutive years during his or her last ten complete calendar years as a Pension Plan participant. However, under current tax laws, $200,000 is the maximum amount of annual compensation for 2002 that can be included for purposes of calculating a participant's final average compensation, and the maximum annual benefit that may be paid to a retiring participant is $160,000. In the case of participants who begin receiving benefits before or after age 65, the maximum permitted benefit is actuarially adjusted. The maximum years of credited service which may be counted in calculating benefits under the Pension Plan is 40 years.

   The credited years of service and final average compensation, respectively, as of January 1, 2002, for each of the executive officers named in the Summary Compensation Table above are as follows: Mr. Apple -- 9 years and $198,125; Mr. Case -- 27.5 years and $183,050; Mr. Bristow -- 10 years and $124,065; Mr. McLaurin -- 37 years and $167,696; and Mr. Barnett -- 5 years and $131,504.

Employment Contracts, Termination of Employment, and Change-in-Control Arrangements

   FCBank is party to separate agreements with certain of its senior officers under which FCBank has agreed to make monthly payments to the officers for a period of ten years following their retirement at age 65 (or at such other age as is agreed upon between FCBank and an officer). In return for those payments, each officer has agreed to provide certain limited consultation services to, and not "compete" (as defined in the agreements) against, FCBank during the payment period. If an officer dies prior to retirement, or during the payment period following retirement, the payments due under his or her agreement will be paid to the officer's designated beneficiary or estate. The amounts of monthly payments provided for in the agreements currently in effect between FCBank and each of the executive officers named in the Summary Compensation Table above are as follows: Mr. Apple -- $5,208; Mr. Case -- $4,688; Mr. Bristow -- $2,396; Mr. McLaurin -- $3,094; and Mr. Barnett -- $2,292. Mr. Case died during March 2002 and payments under his agreement will begin during 2002.

Performance Graph

   The following line graphs compare the cumulative total shareholder return ("CTSR") on our Common Stock during the previous five years with the CTSR over the same measurement period for the Nasdaq-U.S. index and the Nasdaq Banks index. Each line graph assumes that $100 was invested on December 31, 1996, and that dividends were reinvested in additional shares.

       Comparison of Five-year Cumulative Total Shareholder Return among our Common Stock, the Nasdaq-US Index,
                          and the Nasdaq-Banks Index


                                    [CHART]


Our Common Stock
1996    $100
1997     186
1998     208
1999     158
2000     136
2001     159

Nasdaq-US
1996    $100
1997     122
1998     173
1999     321
2000     193
2001     153

Nasdaq Banks
1996    $100
1997     167
1998     166
1999     160
2000     182
2001     197

Transactions with Related Parties

   FCBank and Exchange Bank have had, and expect to have in the future, banking transactions in the ordinary course of their business with certain of their and our current directors, nominees for director, executive officers, and their associates. All loans included in those transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time the loans were made for comparable transactions with other persons, and those loans did not involve more than the normal risk of collectibility or present other unfavorable features.

   FCBank and Exchange Bank are parties to contracts with First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB/NC"), under which FCB/NC provides them with data and item processing, investment, accounting and management consulting services (including the services of Frank B. Holding as FCBank's and our Vice Chairman), and services as trustee for FCBank's Pension Plan and
Section 401(k) plan. Aggregate fees paid to FCB/NC for all those services during 2001 totaled approximately $10,870,000, of which $107,015 was in the form of reimbursement to FCB/NC for a portion of Mr. Holding's salary paid by FCB/NC. (Mr. Holding receives no salary, directors fees or other compensation from us or FCBank for his services.) FCB/NC is the wholly-owned subsidiary of First Citizens BancShares, Inc. ("BancShares"). Mr. Holding, one of FCBank's and our directors, and one of our principal shareholders, and Lewis R. Holding, also one of our principal shareholders, are directors and executive officers of BancShares and FCB/NC and also are principal shareholders of BancShares. George
H. Broadrick and Carmen Holding Ames, directors of FCBank and us, also are directors of BancShares and FCB/NC. Based on comparisons of the terms of the contract in previous years with terms available from other providers of the services being obtained from FCB/NC, we believe the terms of the contracts with FCB/NC, including prices, are no less favorable than could be obtained from an unrelated provider.

   Henderson & Associates, the accounting firm owned by one of our directors, Lewis M. Henderson, performed general, non-audit related tax preparation services for FCBank's Trust Department during 2001 and is expected to continue to provide those services during 2002.

   Nelson Mullins Riley & Scarborough, L.L.P., the law firm of David E. Dukes, one of our directors, provided legal services to FCBank during 2001 and is expected to continue to provide those services during 2002.

   During 2001, and in connection with the construction or renovation of various of its office facilities, FCBank used the services of an interior design firm in which Claire H. Bristow is a principal. Ms. Bristow is the spouse of Peter M. Bristow, one of our directors and executive officers, and the daughter of Frank B. Holding, our Vice Chairman and one of our principal shareholders. FCBank paid that firm an aggregate of $12,032 for its services and $180,989, net of sales taxes, for furniture and fixtures acquired for FCBank by the firm.

   Certain other relationships or transactions between us or FCBank and our directors or their related parties are described above under the caption "Compensation Committee Interlocks and Insider Participation."

                            INDEPENDENT ACCOUNTANTS

Appointment of Independent Accountants

   Our current independent accounting firm, PricewaterhouseCoopers LLP, has been reappointed by the Audit Committee to serve as our independent accountants for 2002. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and be available to respond to appropriate questions, and they will have the opportunity to make a statement if they desire to do so.

Services and Fees During 2001

   As our independent accountants for 2001, PricewaterhouseCoopers LLP provided various audit and non-audit services for which we were billed for fees as further described below. Our Audit Committee has considered whether PricewaterhouseCoopers LLP's provision of non-audit services is compatible with maintaining its independence. The Committee believes that those serviced do not affect PricewaterhouseCoopers LLP's independence.

   Audit Fees. PricewaterhouseCoopers LLP audited our consolidated financial statements for the year ended December 31, 2001, that are included in our 2001 Annual Report on Form 10-K, and, during 2001, it reviewed the condensed financial statements included in our Quarterly Reports on Form 10-Q. The aggregate amount of fees billed to us for those services was $97,800.

   Financial Information Systems Design and Implementation Fees. During 2001, PricewaterhouseCoopers LLP did not provide any services related to financial information systems design and implementation.

   All Other Fees. In addition to the services listed above, during 2001, PricewaterhouseCoopers LLP provided certain other services for which the aggregate amount of fees billed to us was $39,100. These services included audits of the financial statements of FCBank's insurance subsidiary, audits of the financial statements of three employee benefit plans, and tax compliance services.

                       PROPOSALS FOR 2003 ANNUAL MEETING

   Any proposal of a shareholder which is intended to be presented for action at our 2003 Annual Meeting must be received by us in writing at our main office in Columbia, South Carolina, no later than November 25, 2002, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy that we will distribute in connection with that meeting. In order for a proposal to be included in our proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of the shares of our stock entitled to be voted on that proposal at the meeting, and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the Securities and Exchange Commission.

   Written notice of a shareholder proposal intended to be presented at our 2003 Annual Meeting, but which is not intended to be included in our proxy statement and form of appointment of proxy, must be received by us at our main office in Columbia, South Carolina, no later than February 8, 2003, in order for that proposal to be considered timely received for purposes of the Proxies' discretionary authority to vote on other matters presented for action by shareholders at that meeting.

                            ADDITIONAL INFORMATION

   We are subject to the reporting requirements of the Securities Exchange Act of 1934 and file reports and other information, including proxy statements, annual reports and quarterly reports, with the Securities and Exchange Commission.

   A copy of our 2001 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, will be provided without charge upon the written request of any shareholder entitled to vote at the Annual Meeting. Requests for copies should be directed to E. W. Wells, Secretary, First Citizens Bancorporation of South Carolina, Inc., Post Office Box 29, Columbia, South Carolina 29202 (telephone 803-733-2003).

              FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
                                1230 Main Street
                               Post Office Box 29
                         Columbia, South Carolina 29202

            APPOINTMENT OF PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Jim B. Apple, Peter M. Bristow and E. W. Wells (the "Proxies"), and any substitute appointed by them, as the undersigned's attorneys and proxies, and authorizes each of them, jointly and severally, to represent and vote as directed below all shares of the voting securities of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") held of record by the undersigned on March 8, 2002, at the Annual Meeting of Shareholders of Bancorp to be held in the Board Room on the third floor of the First Citizens Banking Center located at 1314 Park Street, Columbia, South Carolina, at 2:30 p.m. on April 24, 2002, or at any adjournments of the meeting. The undersigned hereby directs that shares represented by this appointment of proxy be voted as follows:

1. ELECTION OF DIRECTORS: Proposal to elect 18 directors of Bancorp for terms of one year or until their successors are duly elected and qualified.
     _                                       _
    |_|    FOR all nominees listed below    |_|    WITHHOLD AUTHORITY to vote
           (except as indicated otherwise          for all nominees listed below
           on the line below)

     Nominees: C. H. Ames; J. B. Apple; R. W. Blackmon; P. M. Bristow; G. H. Broadrick; W. C. Cottingham; D. E. Dukes; W. E. Hancock III; R. B. Haynes;
     W. E. Haynes; L. M. Henderson; F. B. Holding; D. H. Jordan; C .S. McLaurin III ; N. W. Morrisette, Jr.; E. P. Palmer; W. E. Sellars; and H. F. Sherrill

     Instruction: To withhold authority to vote for any individual nominee(s), write the nominee's name(s) on the line below.

     ---------------------------------------------------------------------------

2. OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.

       Please date and sign this appointment of proxy on the reverse side and return it to Bancorp in the envelope provided.

     I (We) direct that the shares represented by this appointment of proxy be voted as instructed above. In the absence of any instruction, the Proxies may vote shares represented by this appointment of proxy "FOR" the election of each nominee listed in Proposal 1 above by casting an equal number of votes for each such nominee. If, at or before the time of the Annual Meeting, any nominee listed in Proposal 1 has become unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. If cumulative voting is in effect in the election of directors, the Proxies may, at their discretion, cumulate the votes represented by the shares to which this appointment of proxy relates and cast them on a basis other than equally for the nominees named in Proposal 1 (or their substitutes) and for less than all such nominees, but in a manner which would tend to elect the greatest number of those nominees (or their substitutes) as the number of votes cast by them would permit. On any other matter that may properly be presented for action at the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgement. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with Bancorps' Secretary a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing an intention to vote in person.

     Please date and sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                           Dated__________________________, 2002


                                           -------------------------------------
                                           (Signature)


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                                           (Signature if held jointly)



IMPORTANT: To insure that a quorum is present at the Annual Meeting, please send in your appointment of proxy whether or not you plan to attend. Even if you send in your appointment of proxy, you will be able to vote in person at the annual meeting, if you so desire.